UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2014 (August 13, 2014)

GASTAR EXPLORATION INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-35211	38-3531640
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1331 LAMAR STREET, SUITE 650
HOUSTON, TEXAS 77010
(Address of principal executive offices)

(713) 739-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

Master Assignment, Agreement and Amendment No. 4 to Second Amended and Restated Credit Agreement

On August 13, 2014, Gastar Exploration Inc. (the “Company”) entered into a Master Assignment, Agreement and Amendment No. 4 to Second Amended and Restated Credit Agreement (“Amendment No. 4”), among the Company, as Borrower, Wells Fargo Bank, National Association, as Administrative Agent, Collateral Agent, Swing Line Lender and Issuing Lender, and in its capacity as a Lender, the Assignee, and the other lenders party thereto. Amendment No. 4 amended the Second Amended and Restated Credit Agreement (the “Credit Agreement”) to, among other things, increase the borrowing base under the Credit Agreement from $120,000,000 to $145,000,000.

A copy of Amendment No. 4 is attached as Exhibit 10.1 to this Form 8-K and incorporated herein by reference and is hereby filed. The description of Amendment No. 4 in this Form 8-K is a summary and is qualified in its entirety by reference to the complete text of such agreement.

Relationships

Certain parties to the Credit Agreement and Amendment No. 4, or their respective affiliates (collectively, the “Banks”), perform and have performed commercial and investment banking and advisory services for the Company from time to time for which they receive and have received customary fees and expenses. In addition, Wells Fargo Bank, National Association, is the trustee for the Company’s 8 5/8 Senior Secured Notes due 2018. The Banks may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of their business, for which they will receive fees and expenses.

SECTION 2 - FINANCIAL INFORMATION

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included under the heading “Master Assignment, Agreement and Amendment No. 4 to Second Amended and Restated Credit Agreement” in Item 1.01 of this Form 8-K is incorporated by reference into this Item 2.03 by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following is a list of exhibits filed as part of this Form 8-K:

Exhibit No.        Description of Document

10.1	Master Assignment, Agreement and Amendment No. 4 to Second Amended and Restated Credit Agreement, dated August 13, 2014.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2014	GASTAR EXPLORATION INC.

	By:	/s/ J. Russell Porter
J. Russell Porter
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.        Description of Document

10.1	Master Assignment, Agreement and Amendment No. 4 to Second Amended and Restated Credit Agreement, dated August 13, 2014.
.